Exhibit 99.1

                            Monthly Servicer's Certificate
                 American Express Travel Related Services Company, Inc.

                     ----------------------------------------------
                             American Express Master Trust
                     ----------------------------------------------



       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB") as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

 1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

 2.    TRS is Servicer under the Agreement.

 3.    The undersigned is a Servicing Officer.

 4. This Certificate relates to the Distribution Date occurring on October 15, and the related Due Period from August 28 through September 27, 1998


 A.    Information Regarding the American Express Master Trust

 1.    Trust Principal Component as of the
       end of the preceding Due Period.....             $5,459,039,107.65


 2.    Aggregate Invested Amounts as of the
       end of the preceding Due Period.....             $4,208,494,207.00


 3.    Transferor Amount as of the
       end of the preceding Due Period.....             $1,250,544,900.65

 4.(a) Transferor Percentage as of the
       end of the second preceding Due Period.....              26.111342%

 4.(b) Transferor Percentage as of the
       end of the preceding Due Period.....                     22.907784%


 5.    Aggregate Excess Principal Collections for
       the preceding Due Period.....                    $3,244,816,114.42


 6.    Aggregate Principal Shortfalls for
       the preceding Due Period.....                                $0.00

                            Monthly Servicer's Certificate
                 American Express Travel Related Services Company, Inc.

 B. Information Regarding Performance of the American Express Master Trust Receivable Pool

 1.    The aggregate Receivable balance as of

   (a) the beginning of the preceding Due Period was
       equal to..........                               $5,871,880,674.70
   (b) the end of the preceding Due Period was
       equal to..........                               $5,627,875,368.71

 2.    The Yield Factor in effect
       for the preceding Due Period                                3.0000%

 3.    The aggregate amount of billed Receivables
       as of the beginning of the preceding             $5,658,435,437.08
       Due Period was equal to..........

 4.(a) The aggregate amount of Collections on Receivables,
       exclusive of recoveries for the preceding Due Period
       was equal to..........                           $4,509,734,286.97

 4.(b) The aggregate balance of Receivables
       deposited to the Collection Account
       pursuant to Sections 2.04(d) and 3.03
       of the Agreement for the preceding Due Period
       was equal to..........                                       $0.00

 5.    The aggregate amount of Principal Collections
       for the preceding Due Period
       was equal to..........                           $4,374,442,258.36

 6.    The aggregate amount of Yield Collections
       for the preceding Due Period
       was equal to..........                             $135,292,028.61

 7.    Gross Losses
       [The aggregate amount of Receivables for all Accounts
       which became Defaulted Accounts during the
       preceding Due Period] was equal to..........        $22,234,332.25

 8.    The aggregate amount of Recoveries
       for the preceding Due Period
       was equal to..........                               $4,655,024.86

 9.(a) Net Losses [Gross Losses, less Recoveries]
       for the preceding Due Period
       was equal to..........                              $17,579,307.39

 9.(b) The Default Amount [Net Losses, times
       (1 minus the Yield Factor)]
       for the preceding Due Period
       was equal to..........                              $17,051,928.17


10.    Delinquent Balances
       The aggregate amount of outstanding balances in the
       Accounts that were delinquent as of such Accounts'
       cycle billing date occurring during the
       preceding Due Period:
                                                      Aggregate Balance
                                                       -----------------
 (a)   30-59 Days                                      $83,272,664.80
 (b)   60-89 Days                                      $30,253,276.15
 (c)   90-119 Days                                     $19,784,955.55
 (d)   120 days or more                                $84,644,631.69

       Total                                          $217,955,528.19

                            Monthly Servicer's Certificate
                 American Express Travel Related Services Company, Inc.

 C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

 1.    The aggregate amount of Charge Volume and Fees
       for the preceding Due Period.....                $4,287,963,313.23

 2.    Computed yield as a percentage of Charge Volume and Fees
       [Yield Collections for the preceding Due Period
       divided by the aggregate amount of Charge Volume and Fees
       for the preceding Due Period].....                          3.1552%

 3.    Gross Losses as a Percentage of Charge Volume and Fees
       [Gross Losses, divided by the aggregate amount of Charge
       Volume and Fees for the preceding Due Period]......         0.5185%

 4.    Recovery rate [Recoveries, divided by
       the aggregate amount of Charge Volume and Fees
       for the preceding Due Period].....                          0.1086%

 5.    Net Losses as a Percentage of Charge Volume and Fees
       [Net Losses, divided by the aggregate amount of Charge
       Volume and Fees for the preceding Due Period]......         0.4100%
       Computed Net Yield as a Percentage of Charge Volume and Fees
 6.
       [Yield Collections less Net Losses,
       divided by the aggregate amount of Charge Volume and Fees
       for the preceding Due Period].....                          2.7452%

 7.    Average Monthly Payment rate for the Due Period
       [Collections on Receivables, excluding Recoveries
       for the preceding Due Period, divided by the
       aggregate amount of billed Receivables as of
       the beginning of the preceding Due Period].....            79.6993%

 8.    Receivable turnover rate

       Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable
       balances for the previous twelve Due Periods, including the Receivable balance at the beginning of such twelve month
       period                                                      9.1262%


 9.    Delinquency rates
       [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:

 (a)   30-59 Days                                              1.4918%
 (b)   60-89 Days                                              0.5420%
 (c)   90-119 Days                                             0.3544%
 (d)   120 or More Days                                        1.5163%

                                                                      Page 3
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                       MISSING PAGES 4 AND 5

                    -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1992-2
                     -----------------------------------------------------

                   Schedule - to Monthly Servicer's Certificate with respect
                           to the Series 1992-2Certificates

      A. Information Regarding American Express Master Trust Series 1992-2 Allocation Percentages

      1.    Floating Allocation Percentage as of the end                9.2894%
            of the second preceding Due Period.....

      2.    Fixed Allocation Percentage.....                            0.0000%

      3.(a) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Yield Collections.....                                       $0.00

      3.(b) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Principal Collections.....                                   $0.00

      4.    The amount of Yield Collections allocable to
            Series 1992-2 [Floating Allocation
            Percentage, times Yield Collections].....           $12,567,863.32

      5. The amount of Principal Collections allocable to Series 1992-2:

        (a) During the Revolving Period [Floating
            Allocation Percentage, times Principal
            Collections], treated as Excess Principal
            Collections....                                    $406,360,913.77

        (b) During the Accumulation Period or an
            Amortization Period [Fixed
            Allocation Percentage, times Principal
            Collections].....                                            $0.00

      6.    The Investor Default Amount allocable to
            Series 1992-2 [Floating Allocation
            Percentage, times Default Amount]....                $1,584,027.57

      B.    Information Regarding the Application of Funds on
            Deposit in the Collection Account for the Series 1992-2 Certificates, pursuant to Section 4.08 of the Series Supplement

      1.    Class A Monthly Interest @ 6.6000%                   $2,750,000.00

      2.    Class B Monthly Interest                               $164,903.00

      3.    Investor Monthly Servicing Fee                         $881,834.21

      4.    Reimbursement of Class A Investor Charge offs                $0.00

      5.    Investor Default Amount                              $1,584,027.57

      6.    Unpaid Class B Interest                                      $0.00

      7.    Reimbursement of Class B Investor Charge offs                $0.00

      8.    Excess Yield Collections                             $7,187,098.54

                    -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1992-2
                     -----------------------------------------------------

      C.    Information on the Application of Principal
            Collections to the Collection Account
            regarding Series 1992-2 Certificates

      1.    Class A Monthly Principal deposited to the
            Collection Account
            for distribution to Class A Certificateholders               $0.00

      2.    Class B Monthly Principal deposited to the
            Collection Account
            for distribution to Class B Certificateholders               $0.00

      3.    Series 1992-2 Principal Shortfalls                           $0.00

      4.    Excess Principal Collections allocable from other Series
            deposited to the Series 1992-2 Collection Account
            for distribution to Certificateholders                       $0.00

      5.    Excess Principal Collections allocable to other
            Series                                             $407,944,941.34

      D.    Information Regarding the Series 1992-2 Class A
            Interest Funding Account

      1.    Beginning Balance                                    $5,500,000.00


      2.    Deposit from Collection Account                      $2,750,000.00

      3.    Withdrawal to Class A Certificateholders, if any             $0.00

      4.    Ending Balance                                       $8,250,000.00

      E. Information Regarding Series 1992-2 Accrued and Unpaid Amounts

      1.    The amount of any Class A Monthly Interest
            previously due but not deposited in the Class A
            Interest Funding Account on a prior
            Distribution Date....                                        $0.00

      2.    The amount of additional interest [at the Class A
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Interest Payment Date or
            Special Payment Date....                                     $0.00

      3.    The amount of any Class B Monthly Interest
            previously due but not distributed to Class B
            Certificateholders on a prior
            Distribution Date....                                        $0.00

      4.    The amount of additional interest [at the Class B
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Distribution Date....                          $0.00

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1992-2
                     -----------------------------------------------------

      F.    Information Regarding Series 1992-2 Certificate
            Balances, Invested Amounts, and Investor Charge Offs
            (for the preceding Due Period)

      1.    Class A Certificate Balance                        $500,000,000.00

      2.    Class B Certificate Balance                         $29,100,529.00

      3.    Class A Invested Amount                            $500,000,000.00

      4.    Class B Invested Amount                             $29,100,529.00

      5.    Class A Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      6.    Class B Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      7.    Unreimbursed Class A Investor Charge Offs                    $0.00

      8.    Unreimbursed Class B Investor Charge Offs                    $0.00

      G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

      1.    Total Class A distributions                                  $0.00

      2.    Class A interest distributions                               $0.00

      3.    Class A principal distributions                              $0.00

      4.    Total Class B distributions                            $164,903.00

      5.    Class B interest distributions                         $164,903.00

      6.    Class B principal distributions                              $0.00

      H.    The Series 1992-2 Factors

      1. The Series 1992-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class A Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class A Invested Amount that will occur on the
            following Distribution Date) to the Initial Class A
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

      2. The Series 1992-2 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class B Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class B Invested Amount that will occur on the
            following Distribution Date) to the Initial Class B
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1992-2
                     -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1992-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October 1998.

                                           American Express
                                           Travel Related Services Company, Inc.
                                           Sevicer,

                                           by: /s/ Lawrence Fazzari
                                               -----------------------
                                               Lawrence Fazzari
                                               Vice President
                                               Business Results
                                                                        Page 4

                    -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1993-1
                     -----------------------------------------------------

                   Schedule - to Monthly Servicer's Certificate with respect
                           to the Series 1993-1Certificates

      A. Information Regarding American Express Master Trust Series 1993-1 Allocation Percentages

      1.    Floating Allocation Percentage as of the end               11.1473%
            of the second preceding Due Period.....

      2.    Fixed Allocation Percentage.....                            0.0000%

      3.(a) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Yield Collections.....                                       $0.00

      3.(b) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Principal Collections.....                                   $0.00

      4.    The amount of Yield Collections allocable to
            Series 1993-1 [Floating Allocation
            Percentage, times Yield Collections].....           $15,081,435.99

      5. The amount of Principal Collections allocable to Series 1993-1:

        (a) During the Revolving Period [Floating
            Allocation Percentage, times Principal
            Collections], treated as Excess Principal
            Collections....                                    $487,633,096.87

        (b) During the Accumulation Period or an
            Amortization Period [Fixed
            Allocation Percentage, times Principal
            Collections].....                                            $0.00

      6.    The Investor Default Amount allocable to
            Series 1993-1 [Floating Allocation
            Percentage, times Default Amount]....                $1,900,833.08

      B.    Information Regarding the Application of Funds on
            Deposit in the Collection Account for the Series 1993-1 Certificates, pursuant to Section 4.08 of the Series Supplement

      1.    Class A Monthly Interest @ 5.3750%                   $2,687,500.00

      2.    Class B Monthly Interest                               $160,052.91

      3.    Investor Monthly Servicing Fee                       $1,058,201.06

      4.    Reimbursement of Class A Investor Charge offs                $0.00

      5.    Investor Default Amount                              $1,900,833.08

      6.    Unpaid Class B Interest                                      $0.00

      7.    Reimbursement of Class B Investor Charge offs                $0.00

      8.    Excess Yield Collections                             $9,274,848.94

                    -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1993-1
                     -----------------------------------------------------

      C.    Information on the Application of Principal
            Collections to the Collection Account
            regarding Series 1993-1 Certificates

      1.    Class A Monthly Principal deposited to the
            Collection Account
            for distribution to Class A Certificateholders               $0.00

      2.    Class B Monthly Principal deposited to the
            Collection Account
            for distribution to Class B Certificateholders               $0.00

      3.    Series 1993-1 Principal Shortfalls                           $0.00

      4.    Excess Principal Collections allocable from other Series
            deposited to the Series 1993-1 Collection Account
            for distribution to Certificateholders                       $0.00

      5.    Excess Principal Collections allocable to other
            Series                                             $489,533,929.95

      D.    Information Regarding the Series 1993-1 Class A
            Interest Funding Account

      1.    Beginning Balance                                            $0.00

      2.    Deposit from Collection Account                      $2,687,500.00

      3.    Withdrawal to Class A Certificateholders, if any             $0.00

      4.    Ending Balance                                       $2,687,500.00

      E. Information Regarding Series 1993-1 Accrued and Unpaid Amounts

      1.    The amount of any Class A Monthly Interest
            previously due but not deposited in the Class A
            Interest Funding Account on a prior
            Distribution Date....                                        $0.00

      2.    The amount of additional interest [at the Class A
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Interest Payment Date or
            Special Payment Date....                                     $0.00

      3.    The amount of any Class B Monthly Interest
            previously due but not distributed to Class B
            Certificateholders on a prior
            Distribution Date....                                        $0.00

      4.    The amount of additional interest [at the Class B
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Distribution Date....                          $0.00

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1993-1
                     -----------------------------------------------------

      F.    Information Regarding Series 1993-1 Certificate
            Balances, Invested Amounts, and Investor Charge Offs
            (for the preceding Due Period)

      1.    Class A Certificate Balance                        $600,000,000.00

      2.    Class B Certificate Balance                         $34,920,635.00

      3.    Class A Invested Amount                            $600,000,000.00

      4.    Class B Invested Amount                             $34,920,635.00

      5.    Class A Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      6.    Class B Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      7.    Unreimbursed Class A Investor Charge Offs                    $0.00

      8.    Unreimbursed Class B Investor Charge Offs                    $0.00

      G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

      1.    Total Class A distributions                                  $0.00

      2.    Class A interest distributions                               $0.00

      3.    Class A principal distributions                              $0.00

      4.    Total Class B distributions                            $160,052.91

      5.    Class B interest distributions                         $160,052.91

      6.    Class B principal distributions                              $0.00

      H.    The Series 1993-1 Factors

      1. The Series 1993-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class A Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class A Invested Amount that will occur on the
            following Distribution Date) to the Initial Class A
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

      2. The Series 1993-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class B Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class B Invested Amount that will occur on the
            following Distribution Date) to the Initial Class B
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1993-1
                     -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1993-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October 1998.
                                           American Express
                                           Travel Related Services Company, Inc.
                                           Sevicer,

                                           by: /s/ Lawrence Fazzari
                                               ---------------------
                                               Lawrence Fazzari
                                               Vice President
                                               Business Results
                                                                        Page 4

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1994-2
                     -----------------------------------------------------

                   Schedule - to Monthly Servicer's Certificate with respect
                           to the Series 1994-2Certificates

      A. Information Regarding American Express Master Trust Series 1994-2 Allocation Percentages

      1.    Floating Allocation Percentage as of the end                5.5737%
            of the second preceding Due Period.....

      2.    Fixed Allocation Percentage.....                            0.0000%

      3.(a) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Yield Collections.....                                       $0.00

      3.(b) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Principal Collections.....                                   $0.00

      4.    The amount of Yield Collections allocable to
            Series 1994-2 [Floating Allocation
            Percentage, times Yield Collections].....            $7,540,717.98

      5. The amount of Principal Collections allocable to Series 1994-2:

        (a) During the Revolving Period [Floating
            Allocation Percentage, times Principal
            Collections], treated as Excess Principal
            Collections....                                    $243,816,548.00

        (b) During the Accumulation Period or an
            Amortization Period [Fixed
            Allocation Percentage, times Principal
            Collections].....                                            $0.00

      6.    The Investor Default Amount allocable to
            Series 1994-2 [Floating Allocation
            Percentage, times Default Amount]....                  $950,416.54

      B.    Information Regarding the Application of Funds on
            Deposit in the Collection Account for the Series 1994-2 Certificates, pursuant to Section 4.08 of the Series Supplement

      1.    Class A Monthly Interest @ 7.6000%                   $1,900,000.00

      2.    Class B Monthly Interest                               $112,764.55

      3.    Investor Monthly Servicing Fee                         $529,100.53

      4.    Reimbursement of Class A Investor Charge offs                $0.00

      5.    Investor Default Amount                                $950,416.54

      6.    Unpaid Class B Interest                                      $0.00

      7.    Reimbursement of Class B Investor Charge offs                $0.00

      8.    Excess Yield Collections                             $4,048,436.36

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1994-2
                     -----------------------------------------------------

      C.    Information on the Application of Principal
            Collections to the Collection Account
            regarding Series 1994-2 Certificates

      1.    Class A Monthly Principal deposited to the
            Collection Account
            for distribution to Class A Certificateholders               $0.00

      2.    Class B Monthly Principal deposited to the
            Collection Account
            for distribution to Class B Certificateholders               $0.00

      3.    Series 1994-2 Principal Shortfalls                           $0.00

      4.    Excess Principal Collections allocable from other Series
            deposited to the Series 1994-2 Collection Account
            for distribution to Certificateholders                       $0.00

      5.    Excess Principal Collections allocable to other
            Series                                             $244,766,964.54

      D.    Information Regarding the Series 1994-2 Class A
            Interest Funding Account

      1.    Beginning Balance                                            $0.00

      2.    Deposit from Collection Account                      $1,900,000.00

      3.    Withdrawal to Class A Certificateholders, if any             $0.00

      4.    Ending Balance                                       $1,900,000.00

      E. Information Regarding Series 1994-2 Accrued and Unpaid Amounts

      1.    The amount of any Class A Monthly Interest
            previously due but not deposited in the Class A
            Interest Funding Account on a prior
            Distribution Date....                                        $0.00

      2.    The amount of additional interest [at the Class A
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Interest Payment Date or
            Special Payment Date....                                     $0.00

      3.    The amount of any Class B Monthly Interest
            previously due but not distributed to Class B
            Certificateholders on a prior
            Distribution Date....                                        $0.00

      4.    The amount of additional interest [at the Class B
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Distribution Date....                          $0.00

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1994-2
                     -----------------------------------------------------

      F.    Information Regarding Series 1994-2 Certificate
            Balances, Invested Amounts, and Investor Charge Offs
            (for the preceding Due Period)

      1.    Class A Certificate Balance                        $300,000,000.00

      2.    Class B Certificate Balance                         $17,460,317.00

      3.    Class A Invested Amount                            $300,000,000.00

      4.    Class B Invested Amount                             $17,460,317.00

      5.    Class A Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      6.    Class B Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      7.    Unreimbursed Class A Investor Charge Offs                    $0.00

      8.    Unreimbursed Class B Investor Charge Offs                    $0.00

      G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

      1.    Total Class A distributions                                  $0.00

      2.    Class A interest distributions                               $0.00

      3.    Class A principal distributions                              $0.00

      4.    Total Class B distributions                            $112,764.55

      5.    Class B interest distributions                         $112,764.55

      6.    Class B principal distributions                              $0.00

      H.    The Series 1994-2 Factors

      1. The Series 1994-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class A Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class A Invested Amount that will occur on the
            following Distribution Date) to the Initial Class A
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

      2. The Series 1994-2 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class B Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class B Invested Amount that will occur on the
            following Distribution Date) to the Initial Class B
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1994-2
                     -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October 1998.

                                           American Express
                                           Travel Related Services Company, Inc.
                                           Sevicer,

                                           by: /s/ Lawrence Fazzari
                                               --------------------
                                               Lawrence Fazzari
                                               Vice President
                                               Business Results
                                                                        Page 4

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1994-3
                     -----------------------------------------------------

                   Schedule - to Monthly Servicer's Certificate with respect
                           to the Series 1994-3Certificates

      A. Information Regarding American Express Master Trust Series 1994-3 Allocation Percentages

      1.    Floating Allocation Percentage as of the end                5.5737%
            of the second preceding Due Period.....

      2.    Fixed Allocation Percentage.....                            0.0000%

      3.(a) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Yield Collections.....                                       $0.00

      3.(b) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Principal Collections.....                                   $0.00

      4.    The amount of Yield Collections allocable to
            Series 1994-3 [Floating Allocation
            Percentage, times Yield Collections].....            $7,540,717.98

      5. The amount of Principal Collections allocable to Series 1994-3:

        (a) During the Revolving Period [Floating
            Allocation Percentage, times Principal
            Collections], treated as Excess Principal
            Collections....                                    $243,816,548.00

        (b) During the Accumulation Period or an
            Amortization Period [Fixed
            Allocation Percentage, times Principal
            Collections].....                                            $0.00

      6.    The Investor Default Amount allocable to
            Series 1994-3 [Floating Allocation
            Percentage, times Default Amount]....                  $950,416.54

      B.    Information Regarding the Application of Funds on
            Deposit in the Collection Account for the Series 1994-3 Certificates, pursuant to Section 4.08 of the Series Supplement

      1.    Class A Monthly Interest @ 7.8500%                   $1,962,500.00

      2.    Class B Monthly Interest                               $115,674.60

      3.    Investor Monthly Servicing Fee                         $529,100.53

      4.    Reimbursement of Class A Investor Charge offs                $0.00

      5.    Investor Default Amount                                $950,416.54

      6.    Unpaid Class B Interest                                      $0.00

      7.    Reimbursement of Class B Investor Charge offs                $0.00

      8.    Excess Yield Collections                             $3,983,026.31

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1994-3
                     -----------------------------------------------------

      C.    Information on the Application of Principal
            Collections to the Collection Account
            regarding Series 1994-3 Certificates

      1.    Class A Monthly Principal deposited to the
            Collection Account
            for distribution to Class A Certificateholders               $0.00

      2.    Class B Monthly Principal deposited to the
            Collection Account
            for distribution to Class B Certificateholders               $0.00

      3.    Series 1994-3 Principal Shortfalls                           $0.00

      4.    Excess Principal Collections allocable from other Series
            deposited to the Series 1994-3 Collection Account
            for distribution to Certificateholders                       $0.00

      5.    Excess Principal Collections allocable to other
            Series                                             $244,766,964.54

      D.    Information Regarding the Series 1994-3 Class A
            Interest Funding Account

      1.    Beginning Balance                                            $0.00

      2.    Deposit from Collection Account                      $1,962,500.00

      3.    Withdrawal to Class A Certificateholders, if any             $0.00

      4.    Ending Balance                                       $1,962,500.00

      E. Information Regarding Series 1994-3 Accrued and Unpaid Amounts

      1.    The amount of any Class A Monthly Interest
            previously due but not deposited in the Class A
            Interest Funding Account on a prior
            Distribution Date....                                        $0.00

      2.    The amount of additional interest [at the Class A
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Interest Payment Date or
            Special Payment Date....                                     $0.00

      3.    The amount of any Class B Monthly Interest
            previously due but not distributed to Class B
            Certificateholders on a prior
            Distribution Date....                                        $0.00

      4.    The amount of additional interest [at the Class B
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Distribution Date....                          $0.00

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1994-3
                     -----------------------------------------------------

      F.    Information Regarding Series 1994-3 Certificate
            Balances, Invested Amounts, and Investor Charge Offs
            (for the preceding Due Period)

      1.    Class A Certificate Balance                        $300,000,000.00

      2.    Class B Certificate Balance                         $17,460,317.00

      3.    Class A Invested Amount                            $300,000,000.00

      4.    Class B Invested Amount                             $17,460,317.00

      5.    Class A Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      6.    Class B Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      7.    Unreimbursed Class A Investor Charge Offs                    $0.00

      8.    Unreimbursed Class B Investor Charge Offs                    $0.00

      G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

      1.    Total Class A distributions                                  $0.00

      2.    Class A interest distributions                               $0.00

      3.    Class A principal distributions                              $0.00

      4.    Total Class B distributions                            $115,674.60

      5.    Class B interest distributions                         $115,674.60

      6.    Class B principal distributions                              $0.00

      H.    The Series 1994-3 Factors

      1. The Series 1994-3 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class A Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class A Invested Amount that will occur on the
            following Distribution Date) to the Initial Class A
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

      2. The Series 1994-3 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class B Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class B Invested Amount that will occur on the
            following Distribution Date) to the Initial Class B
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

                    -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1994-3
                     -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October 1998.

                                           American Express
                                           Travel Related Services Company, Inc.
                                           Sevicer,

                                           by: /s/ Lawrence Fazzari
                                           ------------------------
                                               Lawrence Fazzari
                                               Vice President
                                               Business Results

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-1
                     -----------------------------------------------------

                   Schedule - to Monthly Servicer's Certificate with respect
                           to the Series 1996-1Certificates

      A. Information Regarding American Express Master Trust Series 1996-1 Allocation Percentages

      1.    Floating Allocation Percentage as of the end               18.0315%
            of the second preceding Due Period.....

      2.    Fixed Allocation Percentage.....                            0.0000%

      3.(a) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Yield Collections.....                                       $0.00

      3.(b) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Principal Collections.....                                   $0.00

      4.    The amount of Yield Collections allocable to
            Series 1996-1 [Floating Allocation
            Percentage, times Yield Collections].....           $24,395,241.71

      5. The amount of Principal Collections allocable to Series 1996-1:

        (a) During the Revolving Period [Floating
            Allocation Percentage, times Principal
            Collections], treated as Excess Principal
            Collections....                                    $788,779,481.88

        (b) During the Accumulation Period or an
            Amortization Period [Fixed
            Allocation Percentage, times Principal
            Collections].....                                            $0.00

      6.    The Investor Default Amount allocable to
            Series 1996-1 [Floating Allocation
            Percentage, times Default Amount]....                $3,074,725.93

      B.    Information Regarding the Application of Funds on
            Deposit in the Collection Account for the Series 1996-1 Certificates, pursuant to Section 4.08 of the Series Supplement

      1.    Class A Monthly Interest @ 5.7398%                   $4,544,040.00

      2.    Class B Monthly Interest                               $468,581.08

      3.    Investor Monthly Servicing Fee                       $1,711,711.71

      4.    Reimbursement of Class A Investor Charge offs                $0.00

      5.    Investor Default Amount                              $3,074,725.93

      6.    Unpaid Class B Interest                                      $0.00

      7.    Reimbursement of Class B Investor Charge offs                $0.00

      8.    Excess Yield Collections                            $14,596,182.99

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-1
                     -----------------------------------------------------

      C.    Information on the Application of Principal
            Collections to the Collection Account
            regarding Series 1996-1 Certificates

      1.    Class A Monthly Principal deposited to the
            Collection Account
            for distribution to Class A Certificateholders               $0.00

      2.    Class B Monthly Principal deposited to the
            Collection Account
            for distribution to Class B Certificateholders               $0.00

      3.    Series 1996-1 Principal Shortfalls                           $0.00

      4.    Excess Principal Collections allocable from other Series
            deposited to the Series 1996-1 Collection Account
            for distribution to Certificateholders                       $0.00

      5.    Excess Principal Collections allocable to other
            Series                                             $791,854,207.81

      D.    Information Regarding the Series 1996-1 Class A
            Interest Funding Account

      1.    Beginning Balance                                            $0.00

      2.    Deposit from Collection Account                      $4,544,040.00

      3.    Withdrawal to Class A Certificateholders, if any     $4,544,040.00

      4.    Ending Balance                                               $0.00

      E. Information Regarding Series 1996-1 Accrued and Unpaid Amounts

      1.    The amount of any Class A Monthly Interest
            previously due but not deposited in the Class A
            Interest Funding Account on a prior
            Distribution Date....                                        $0.00

      2.    The amount of additional interest [at the Class A
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Interest Payment Date or
            Special Payment Date....                                     $0.00

      3.    The amount of any Class B Monthly Interest
            previously due but not distributed to Class B
            Certificateholders on a prior
            Distribution Date....                                        $0.00

      4.    The amount of additional interest [at the Class B
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Distribution Date....                          $0.00

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-1
                     -----------------------------------------------------

      F.    Information Regarding Series 1996-1 Certificate
            Balances, Invested Amounts, and Investor Charge Offs
            (for the preceding Due Period)

      1.    Class A Certificate Balance                        $950,000,000.00

      2.    Class B Certificate Balance                         $77,027,027.00

      3.    Class A Invested Amount                            $950,000,000.00

      4.    Class B Invested Amount                             $77,027,027.00

      5.    Class A Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      6.    Class B Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      7.    Unreimbursed Class A Investor Charge Offs                    $0.00

      8.    Unreimbursed Class B Investor Charge Offs                    $0.00

      G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

      1.    Total Class A distributions                          $4,544,040.00

      2.    Class A interest distributions                       $4,544,040.00

      3.    Class A principal distributions                              $0.00

      4.    Total Class B distributions                            $468,581.08

      5.    Class B interest distributions                         $468,581.08

      6.    Class B principal distributions                              $0.00

      H.    The Series 1996-1 Factors

      1. The Series 1996-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class A Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class A Invested Amount that will occur on the
            following Distribution Date) to the Initial Class A
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

      2. The Series 1996-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class B Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class B Invested Amount that will occur on the
            following Distribution Date) to the Initial Class B
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-1
                     -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October 1998.

                                           American Express
                                           Travel Related Services Company, Inc.
                                           Sevicer,

                                           by: /s/ Lawrence Fazzari
                                               --------------------
                                               Lawrence Fazzari
                                               Vice President
                                               Business Results

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-2
                     -----------------------------------------------------

                   Schedule - to Monthly Servicer's Certificate with respect
                           to the Series 1996-2Certificates

      A. Information Regarding American Express Master Trust Series 1996-2 Allocation Percentages

      1.    Floating Allocation Percentage as of the end                5.6942%
            of the second preceding Due Period.....

      2.    Fixed Allocation Percentage.....                            0.0000%

      3.(a) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Yield Collections.....                                       $0.00

      3.(b) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Principal Collections.....                                   $0.00

      4.    The amount of Yield Collections allocable to
            Series 1996-2 [Floating Allocation
            Percentage, times Yield Collections].....            $7,703,760.54

      5. The amount of Principal Collections allocable to Series 1996-2:

        (a) During the Revolving Period [Floating
            Allocation Percentage, times Principal
            Collections], treated as Excess Principal
            Collections....                                    $249,088,257.48

        (b) During the Accumulation Period or an
            Amortization Period [Fixed
            Allocation Percentage, times Principal
            Collections].....                                            $0.00

      6.    The Investor Default Amount allocable to
            Series 1996-2 [Floating Allocation
            Percentage, times Default Amount]....                  $970,966.09

      B.    Information Regarding the Application of Funds on
            Deposit in the Collection Account for the Series 1996-2 Certificates, pursuant to Section 4.08 of the Series Supplement

      1.    Class A Monthly Interest @ 5.7098%                   $1,427,460.00

      2.    Class B Monthly Interest                               $143,918.92

      3.    Investor Monthly Servicing Fee                         $540,540.54

      4.    Reimbursement of Class A Investor Charge offs                $0.00

      5.    Investor Default Amount                                $970,966.09

      6.    Unpaid Class B Interest                                      $0.00

      7.    Reimbursement of Class B Investor Charge offs                $0.00

      8.    Excess Yield Collections                             $4,620,874.99

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-2
                     -----------------------------------------------------

      C.    Information on the Application of Principal
            Collections to the Collection Account
            regarding Series 1996-2 Certificates

      1.    Class A Monthly Principal deposited to the
            Collection Account
            for distribution to Class A Certificateholders               $0.00

      2.    Class B Monthly Principal deposited to the
            Collection Account
            for distribution to Class B Certificateholders               $0.00

      3.    Series 1996-2 Principal Shortfalls                           $0.00

      4.    Excess Principal Collections allocable from other Series
            deposited to the Series 1996-2 Collection Account
            for distribution to Certificateholders                       $0.00

      5.    Excess Principal Collections allocable to other
            Series                                             $250,059,223.57

      D.    Information Regarding the Series 1996-2 Class A
            Interest Funding Account

      1.    Beginning Balance                                            $0.00

      2.    Deposit from Collection Account                      $1,427,460.00

      3.    Withdrawal to Class A Certificateholders, if any     $1,427,460.00

      4.    Ending Balance                                               $0.00

      E. Information Regarding Series 1996-2 Accrued and Unpaid Amounts

      1.    The amount of any Class A Monthly Interest
            previously due but not deposited in the Class A
            Interest Funding Account on a prior
            Distribution Date....                                        $0.00

      2.    The amount of additional interest [at the Class A
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Interest Payment Date or
            Special Payment Date....                                     $0.00

      3.    The amount of any Class B Monthly Interest
            previously due but not distributed to Class B
            Certificateholders on a prior
            Distribution Date....                                        $0.00

      4.    The amount of additional interest [at the Class B
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Distribution Date....                          $0.00

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-2
                     -----------------------------------------------------

      F.    Information Regarding Series 1996-2 Certificate
            Balances, Invested Amounts, and Investor Charge Offs
            (for the preceding Due Period)

      1.    Class A Certificate Balance                        $300,000,000.00

      2.    Class B Certificate Balance                         $24,324,324.00

      3.    Class A Invested Amount                            $300,000,000.00

      4.    Class B Invested Amount                             $24,324,324.00

      5.    Class A Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      6.    Class B Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      7.    Unreimbursed Class A Investor Charge Offs                    $0.00

      8.    Unreimbursed Class B Investor Charge Offs                    $0.00

      G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

      1.    Total Class A distributions                          $1,427,460.00

      2.    Class A interest distributions                       $1,427,460.00

      3.    Class A principal distributions                              $0.00

      4.    Total Class B distributions                            $143,918.92

      5.    Class B interest distributions                         $143,918.92

      6.    Class B principal distributions                              $0.00

      H.    The Series 1996-2 Factors

      1. The Series 1996-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class A Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class A Invested Amount that will occur on the
            following Distribution Date) to the Initial Class A
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

      2. The Series 1996-2 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class B Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class B Invested Amount that will occur on the
            following Distribution Date) to the Initial Class B
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-2
                     -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October 1998.

                                           American Express
                                           Travel Related Services Company, Inc.
                                           Sevicer,

                                           by: /s/ Lawrence Fazzari
                                               ---------------------
                                               Lawrence Fazzari
                                               Vice President
                                               Business Results

                    -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1998-1
                     -----------------------------------------------------

                   Schedule - to Monthly Servicer's Certificate with respect
                           to the Series 1998-1Certificates

      A. Information Regarding American Express Master Trust Series 1998-1 Allocation Percentages

      1.    Floating Allocation Percentage as of the end               18.5789%
            of the second preceding Due Period.....

      2.    Fixed Allocation Percentage.....                            0.0000%

      3.(a) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Yield Collections.....                                       $0.00

      3.(b) Additional Amounts pursuant to
            Section 4.03(c) (ii) treated as
            Principal Collections.....                                   $0.00

      4.    The amount of Yield Collections allocable to
            Series 1998-1 [Floating Allocation
            Percentage, times Yield Collections].....           $25,135,726.62

      5. The amount of Principal Collections allocable to Series 1998-1:

        (a) During the Revolving Period [Floating
            Allocation Percentage, times Principal
            Collections], treated as Excess Principal
            Collections....                                    $812,721,827.54

        (b) During the Accumulation Period or an
            Amortization Period [Fixed
            Allocation Percentage, times Principal
            Collections].....                                            $0.00

      6.    The Investor Default Amount allocable to
            Series 1998-1 [Floating Allocation
            Percentage, times Default Amount]....                $3,168,055.13

      B.    Information Regarding the Application of Funds on
            Deposit in the Collection Account for the Series 1998-1 Certificates, pursuant to Section 4.08 of the Series Supplement

      1.    Class A Monthly Interest @ 5.9000%                   $4,916,666.67

      2.    Class B Monthly Interest                               $293,430.33

      3.    Investor Monthly Servicing Fee                       $1,763,668.43

      4.    Reimbursement of Class A Investor Charge offs                $0.00

      5.    Investor Default Amount                              $3,168,055.13

      6.    Unpaid Class B Interest                                      $0.00

      7.    Reimbursement of Class B Investor Charge offs                $0.00

      8.    Excess Yield Collections                            $14,993,906.06
                                                                          Page 1

                    -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1998-1
                     -----------------------------------------------------

      C.    Information on the Application of Principal
            Collections to the Collection Account
            regarding Series 1998-1 Certificates

      1.    Class A Monthly Principal deposited to the
            Collection Account
            for distribution to Class A Certificateholders               $0.00

      2.    Class B Monthly Principal deposited to the
            Collection Account
            for distribution to Class B Certificateholders               $0.00

      3.    Series 1998-1 Principal Shortfalls                           $0.00

      4.    Excess Principal Collections allocable from other Series
            deposited to the Series 1998-1 Collection Account
            for distribution to Certificateholders                       $0.00

      5.    Excess Principal Collections allocable to other
            Series                                             $815,889,882.67

      D.    Information Regarding the Series 1998-1 Class A
            Interest Funding Account

      1.    Beginning Balance                                            $0.00

      2.    Deposit from Collection Account                      $4,916,666.67

      3.    Withdrawal to Class A Certificateholders, if any     $4,916,666.67

      4.    Ending Balance                                               $0.00

      E. Information Regarding Series 1998-1 Accrued and Unpaid Amounts

      1.    The amount of any Class A Monthly Interest
            previously due but not deposited in the Class A
            Interest Funding Account on a prior
            Distribution Date....                                        $0.00

      2.    The amount of additional interest [at the Class A
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Interest Payment Date or
            Special Payment Date....                                     $0.00

      3.    The amount of any Class B Monthly Interest
            previously due but not distributed to Class B
            Certificateholders on a prior
            Distribution Date....                                        $0.00

      4.    The amount of additional interest [at the Class B
            Certificate Rate] with respect to interest
            amounts that were due but not paid
            on a previous Distribution Date....                          $0.00

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1998-1
                     -----------------------------------------------------

     F.    Information Regarding Series 1998-1 Certificate
            Balances, Invested Amounts, and Investor Charge Offs
            (for the preceding Due Period)

      1.    Class A Certificate Balance                      $1,000,000,000.00

      2.    Class B Certificate Balance                         $58,201,058.00

      3.    Class A Invested Amount                          $1,000,000,000.00

      4.    Class B Invested Amount                             $58,201,058.00

      5.    Class A Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      6.    Class B Investor Charge Offs for the preceding Due
            Period                                                       $0.00

      7.    Unreimbursed Class A Investor Charge Offs                    $0.00

      8.    Unreimbursed Class B Investor Charge Offs                    $0.00

      G. Information Regarding the Current Monthly Distribution to Class A and Class B Certificateholders

      1.    Total Class A distributions                          $4,916,666.67

      2.    Class A interest distributions                       $4,916,666.67

      3.    Class A principal distributions                              $0.00

      4.    Total Class B distributions                            $293,430.33

      5.    Class B interest distributions                         $293,430.33

      6.    Class B principal distributions                              $0.00

      H.    The Series 1998-1 Factors

      1. The Series 1998-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class A Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class A Invested Amount that will occur on the
            following Distribution Date) to the Initial Class A
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

      2. The Series 1998-1 Class B Factor for the preceding Record Date [which represents the ratio of the amount of the
            Class B Invested Amount as of such Record Date
            (adjusted after taking into account any reduction
            in the Class B Invested Amount that will occur on the
            following Distribution Date) to the Initial Class B
            Invested Amount] (rounded to seven decimal places)....   1.0000000%

                     -----------------------------------------------------
                     American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1998-1
                     -----------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1998-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October 1998.

                                           American Express
                                           Travel Related Services Company, Inc.
                                           Sevicer,

                                           by: /s/ Lawrence Fazzari
                                               ----------------------
                                               Lawrence Fazzari
                                               Vice President
                                               Business Results
                                                                        Page 4